Exhibit 10.58

AMENDMENT NO. 3 TO MASTER EQUIPMENT LEASE

AMENDMENT NO. 3 TO MASTER EQUIPMENT LEASE, dated as of November 12, 2009 (this “Amendment”), among Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee (“Lessor”), The Employees’ Retirement System of Alabama and The Teachers’ Retirement System of Alabama (collectively, the “Owner Participant”), and Wise Alloys LLC, a Delaware limited liability company (“Lessee”).

RECITALS

A. The Lessee, Lessor and Owner Participant are parties to the Master Equipment Lease dated November 13, 2006, as amended from time to time (the “Lease”).

B. The parties desire to amend the Lease as provided herein.

For valuable consideration (receipt of which is hereby acknowledged), the parties hereto agree to amend the Lease as follows:

Section 1. Definitions. Each capitalized term used herein and not otherwise defined has the meaning assigned thereto in the Lease.

Section 2. Additional Equity Investment.

A. Subject to the terms and conditions hereof, the Owner Participant agrees to make a third additional equity investment in the Trust in an amount equal to $4,500,000 (the “Third Additional Equity Investment”).

B. Subject to the terms and conditions hereof, as consideration for the Lessee’s agreement to amend the Equipment Schedules as provided in Section 3 below, the Lessor will pay the Third Additional Equity Investment to the Lessee.

C. Subject to the terms and conditions hereof, as consideration for the Owner Participant’s agreement to make the Third Additional Equity Investment in the Trust, Lessee will pay the Owner Participant a fee equal to 0.25% of the Third Additional Equity Investment.

Section 3. Amendment of Equipment Schedules. Equipment Schedule No. 1, dated as of November 13, 2006, as previously amended, and Equipment Schedule No. 2, dated as of January 3, 2007, as previously amended, will be amended as provided in Exhibit A and Exhibit B hereto, respectively.

Section 4. Closing Conditions.

A. The Owner Participant’s obligation to make the Third Additional Equity Investment in the Trust and Lessor’s obligations to pay the Third Additional Equity Investment

Amendment No. 3 to Master Equipment Lease

to Lessee shall be conditioned upon and subject to the receipt by Owner Participant and Lessor on or prior to the date hereof of the following, in form and substance reasonably satisfactory to Owner Participant and Lessor:

(i) a certificate of a Responsible Officer of Lessee dated as of the date hereof, certifying on behalf of Lessee that to the knowledge of such officer, after due inquiry, (a) no Default or Potential Default has occurred and is continuing under the Lease, (b) no event of default or event which with the giving of notice or the passage of time or both would become an event of default has occurred and is continuing under any material agreement, contract, lease, license, instrument or other arrangement to which the Lessee is a party, and (c) Lessor continues to have title to the equipment listed in Equipment Schedule No. 1 and Equipment Schedule No. 2 free and clear of any Liens other than Permitted Liens or, should Lessor’s interest in the equipment be determined to create a security interest in accordance with Section 27(e) of the Lease, continues to have a perfected first priority security interest in the Equipment listed in Equipment Schedule No. 1 and Equipment Schedule No. 2;

(ii) a certificate of a Responsible Officer of Guarantor, dated as of the date hereof, certifying on behalf of Guarantor that the Guaranty remains in full force and effect, that the Guarantor consents to this Amendment and that the Obligations, as defined in the Guaranty, cover all of the obligations of the Lessee under the Lease as amended by this Amendment; and

(iii) all such other documents, instruments and other actions as Owner Participant or Lessor may reasonably request in connection with the consummation of the transactions contemplated herein and consistent with the terms hereof shall be complete and reasonably satisfactory to each of Owner Participant and Lessor.

B. Lessee’s obligations to amend the Lease and the Equipment Schedules shall be conditioned upon and subject to the receipt by Lessee on or prior to the date hereof of the following in form and substance reasonably satisfactory to Lessee:

(i) funds in the aggregate amount equal to the Third Additional Equity Investment have been paid to Lessee or as Lessee shall direct in the manner provided in Section 3 of the Lease;

(ii) execution and delivery of this Amendment by Owner Participant and Lessor and execution and delivery of the amendments to the Equipment Schedules described in Section 3 by Lessor; and

(iii) all such other documents, instruments and other actions as Lessee may reasonably request in connection with the consummation of the transactions contemplated herein and consistent with the terms hereof shall be complete and satisfactory to Lessee.

Section 5. Effective Date. The amendments and additions made by this Amendment shall be effective from and after the date first written above.

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Amendment No. 3 to Master Equipment Lease

Section 6. Attorneys’ Fees. Lessee hereby covenants and agrees to pay on demand any and all attorneys’ fees, expenses and costs of Owner Participant in connection with the Owner Participant’s due diligence with respect to, negotiation of and entry into this Amendment and any such fees incurred by Owner Participant in connection with the enforcement of Lessee’s obligations under this Amendment or the Lease.

Section 7. General.

A. Ratification of Lease. Except as expressly modified and superseded by this Amendment, the Lease is ratified and confirmed in all respects and shall continue in full force and effect.

B. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or email shall be as effective as delivery of a manually executed counterpart of this Amendment.

C. Successors and Assigns; Third Parties. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

D. Severability. If any term or provision of this Amendment shall be deemed prohibited by or invalid under any Applicable Law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Lease, respectively.

E. Entire Agreement. This Amendment, together with the Lease, the Equipment Schedules and the other Operative Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto.

F. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Alabama without regard to the conflict of laws principles thereto.

[Signatures on Following Page]

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Amendment No. 3 to Master Equipment Lease

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Master Equipment Lease to be duly executed as of the day and year first above written.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:	/S/ ANITA ROSELLI WOOLERY
	Name:	Anita Roselli Woolery
	Title:	Assistant Vice President

THE EMPLOYEES’ RETIREMENT SYSTEM OF ALABAMA

By:	/S/ DR. DAVID G. BRONNER
	Name:	Dr. David G. Bronner
	Title:	Chief Executive Officer

THE TEACHERS’ RETIREMENT SYSTEM OF ALABAMA

By:	/S/ DR. DAVID G. BRONNER
	Name:	Dr. David G. Bronner
	Title:	Chief Executive Officer

WISE ALLOYS LLC

By:	/S/ ALEX GODWIN
	Name:	Alex Godwin
	Title:	CFO

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Amendment No. 3 to Master Equipment Lease

Exhibit A

Amendment No. 3 to Equipment Schedule No. 1 amending Equipment Schedule No. 1 dated as of November 13, 2006, as previously amended (“Equipment Schedule No. 1”) between Wise Alloys LLC as Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (“Lessor”).

Equipment Schedule No. 1 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,889,937.60 and substituting $17,041,469.63 in lieu thereof.

B. Section 3 is amended by deleting Annex B-1 attached to Equipment Schedule No. 1 and substituting in lieu thereof Annex B-1 attached hereto.

C. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No. 1 and substituting in lieu thereof Annex B-2 attached hereto.

DATE OF EXECUTION: November 12, 2009

WISE ALLOYS LLC

By:	/S/ ALEX GODWIN
	Name:	Alex Godwin
	Title:	CFO

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:	/S/ ANITA ROSELLI WOOLERY
	Name:	Anita Roselli Woolery
	Title:	Assistant Vice President

Exhibit A to

Amendment No. 3 to Master Equipment Lease

Annex B-1 to

Amendment No. 3 to

Equipment Schedule No. 1

SCHEDULE OF BASIC RENT

Rent Payment Date	% of Lessor’s Cost

11/12/2009	—
11/25/2009	1.70%
12/25/2009	1.70%
1/25/2010	1.70%
2/25/2010	1.70%
3/25/2010	1.70%
4/25/2010	1.70%
5/5/2010	95.28%

105.46%

Annex B-1

Annex B-2 to

Amendment No. 3 to

Equipment Schedule No. 1

SCHEDULE OF STIPULATED LOSS VALUES

Rent Payment Date	Stipulated Loss Value

11/12/2009	100.00%
11/25/2009	99.14%
12/25/2009	98.32%
1/25/2010	97.50%
2/25/2010	96.68%
3/25/2010	95.84%
4/25/2010	95.00%
5/5/2010	0.00%

Annex B-2

Exhibit B

Amendment No. 3 to Equipment Schedule No. 2 amending Equipment Schedule No. 2 dated as of January 3, 2007, as previously amended (“Equipment Schedule No. 2”) between Wise Alloys LLC as Lessee (“Lessee”) and Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (“Lessor”).

Equipment Schedule No. 2 is hereby amended as follows:

A. Section 1 is amended by deleting Lessor’s Cost of $14,889,937.60 and substituting $17,041,469.63 in lieu thereof.

B. Section 3 is amended by deleting Annex B-1 attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-1 attached hereto.

C. Section 7 is amended by deleting Annex B-2 attached to Equipment Schedule No. 2 and substituting in lieu thereof Annex B-2 attached hereto.

DATE OF EXECUTION: November 12, 2009

WISE ALLOYS LLC

By:	/S/ ALEX GODWIN
	Name:	Alex Godwin
	Title:	CFO

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee

By:	/S/ ANITA ROSELLI WOOLERY
	Name:	Anita Roselli Woolery
	Title:	Assistant Vice President

Exhibit B to

Amendment No. 2 to Master Equipment Lease

Annex B-1 to

Amendment No. 3 to

Equipment Schedule No. 2

SCHEDULE OF BASIC RENT

Rent Payment Date	% of Lessor’s Cost

11/12/2009	—
11/25/2009	1.70%
12/25/2009	1.70%
1/25/2010	1.70%
2/25/2010	1.70%
3/25/2010	1.70%
4/25/2010	1.70%
5/5/2010	95.28%

105.46%

Annex B-1

Annex B-2 to

Amendment No. 3 to

Equipment Schedule No. 2

SCHEDULE OF STIPULATED LOSS VALUES

Rent Payment Date	Stipulated Loss Value

11/12/2009	100.00%
11/25/2009	99.14%
12/25/2009	98.32%
1/25/2010	97.50%
2/25/2010	96.68%
3/25/2010	95.84%
4/25/2010	95.00%
5/5/2010	0.00%

Annex B-2